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                                                              ANDERSEN


                                                                    Exhibit 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report and Form 10-K into the Registrant's previously filed Registration Statement Nos. 33-28250, 33-58723, 333-69331, 333-91519, 333-91521 and 333-43348 on Form S-8 and Registration Statement No. 333-61583 on Form S-3.


/s/ Arthur Andersen LLP


Atlanta, GA
March 15, 2002